Exhibit 24. 1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.



                                    /s/ C. Michael Armstrong
                                   ---------------------------
                                   C. Michael Armstrong
                                   Chairman of the Board and
                                   Chief Executive Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.




                                    /s/ N. S. Cyprus
                                   ----------------------------
                                   N. S. Cyprus
                                   Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.



                                    /s/ C. H. Noski
                                   --------------------------
                                   C. H. Noski
                                   Senior Executive Vice President
                                   and Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and


      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.



                                             /s/ Kenneth T. Derr
                                            -----------------------
                                            Kenneth T. Derr
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and


      WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.




                                             /s/ M. Kathryn Eickhoff
                                            ------------------------
                                            M. Kathryn Eickhoff
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                             /s/ Walter Y. Elisha
                                            ---------------------
                                            Walter Y. Elisha
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                           /s/ George M. C. Fisher
                                           --------------------------
                                            George M. C. Fisher
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                 /s/ Donald V. Fites
                                 ----------------------------
                                 Donald V. Fites
                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                              /s/ Amos B. Hostetter
                              -------------------------------
                              Amos B. Hostetter, Jr.
                              Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ Ralph S. Larsen
                                            ---------------------------
                                            Ralph S. Larsen
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                                /s/ Donald F. McHenry
                                                -----------------------
                                                Donald F. McHenry
                                                Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                          /s/ John C. Malone
                                          -------------------------
                                          John C. Malone
                                          Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ Louis A. Simpson
                                            -----------------------
                                            Louis A. Simpson
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ Michael I. Sovern
                                            ------------------------
                                            Michael I. Sovern
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ Sanford I. Weill
                                            -------------------------
                                            Sanford I. Weill
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ Mosaki Yoshakawa
                                            --------------------------
                                            Mosaki Yoshakawa
                                            Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 30,000,000 shares of AT&T Common Stock, together with deferred compensation obligations under the AT&T Senior Management Incentive Award Deferral Plan and the AT&T Deferred Compensation Plan for Non-Employee Directors; and

      WHEREAS, the undersigned is an officer and director of the Company, as indicated below his signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2001.


                                            /s/ John D. Zeglis
                                            ---------------------------
                                            John D. Zeglis
                                            Chairman and Chief
                                            Executive Officer - AT&T
                                            Wireless Group and Director